Exhibit 10.1

Amendment to Compensation Matters Agreement of Lori Lipcaman

            Amendment to Compensation Matters Agreement (this "Amendment"), made as of March 4, 2014 by and between Vishay Europe GmbH, a German company ("Vishay Europe"), and an indirect wholly-owned subsidiary of Vishay Intertechnology, Inc., a Delaware corporation ("Vishay"), and LORI LIPCAMAN ("Executive") (collectively the "Parties").

            WHEREAS, Executive is employed by Vishay Europe and is a Party to that certain Compensation Matters Agreement made between the Parties as of August 23, 2011 (the "Compensation Matters Agreement");

            WHEREAS, Vishay Europe and Executive may amend the Compensation Matters Agreement by mutual agreement in writing; and

             WHEREAS, the Company and Executive desire to amend the Compensation Matters Agreement as set forth in this Amendment.

            NOW THEREFORE, in consideration of the premises and the mutual benefits to be derived herefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Paragraph one of the Compensation Matters Agreement is hereby amended by replacing "50%" in the second and third sentences with "100%", and "2011" in the third sentence with "2014".

2.            The amendments to the Compensation Matters Agreement made by paragraph 1 of this Amendment shall be effective as of March 4, 2014.

3.            Except as set forth in this Amendment, all other terms and conditions of the Compensation Matters Agreement shall remain unchanged and in full force and effect.

4.            This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed on its behalf as of the date first above written.

VISHAY EUROPE GMBH

By: /s/ Werner Gebhardt
Name: Werner Gebhardt
Title: Managing Director

Date: April 23, 2014

[Executive's signature on next page]

/s/ Lori Lipcaman
Lori Lipcaman

Date: April 23, 2014